Exhibit 99.1

Developing innovative therapeutics and diagnostics to address unmet needs Corporate Presentation / March 2022 www.revbiosciences.com

Forward - Looking Statements This presentation contains forward - looking statements as defined in the Private Securities Litigation Reform Act of 1995 , as amended . Forward - looking statements are statements that are not historical facts . These forward - looking statements are generally identified by the words "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions . We caution investors that forward - looking statements are based on management’s expectations and are only predictions or statements of current expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those anticipated by the forward - looking statements . Revelation cautions investors not to place undue reliance on any such forward - looking statements, which speak only as of the date they were made . The following factors, among others, could cause actual results to differ materially from those described in these forward - looking statements : the ability of Revelation to meet its financial and strategic goals, due to, among other things, competition ; the ability of Revelation to grow and manage growth profitability and retain its key employees ; the possibility that the Revelation may be adversely affected by other economic, business, and/or competitive factors ; risks relating to the successful development of Revelation’s product candidates ; the clinical utility of an increase in intranasal cytokine levels as a biomarker of viral infections ; the ability to complete planned clinical studies of REVTx - 99 ; risks relating to the successful completion of RVL - CLR 01 and RVL - VRL 01 clinical studies ; the risk that we may not fully enroll our clinical studies or enrollment will take longer than expected ; risks relating to the occurrence of adverse safety events and/or unexpected concerns that may arise from data or analysis from our clinical studies ; changes in applicable laws or regulations ; expected initiation of the clinical studies, the timing of clinical data ; the outcome of the clinical data, including whether the results of such study is positive or whether it can be replicated ; the outcome of data collected, including whether the results of such data and/or correlation can be replicated ; the timing, costs, conduct and outcome of our other clinical studies ; the anticipated treatment of future clinical data by the FDA, the EMA or other regulatory authorities, including whether such data will be sufficient for approval ; the success of future development activities for REVTx - 99 and expanded indications, REVTx - 200 , REVDx - 501 , or any other product candidates ; potential indications for which product candidates may be developed ; the potential impact that COVID 19 may have on Revelation’s suppliers, vendors, regulatory agencies, employees and the global economy as a whole ; the ability of Revelation to maintain the listing of its securities on NASDAQ ; the expected duration over which Revelation’s balances will fund its operations ; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Revelation . 2

Development Pipeline 3 Revelation is developing therapeutic and diagnostics base on modulation or measurement of the innate immune response Therapeutic Pipeline Discovery Preclinical Phase 1 Phase 2 Phase 3 Approval REVTx - 99a REVTx - 99b REVTx - 200 Diagnostic Pipeline Research Development Clinical Testing Approval REVDx - 501 Prevention of respiratory viral Infection (Phase 2: dosing complete)* Treatment of respiratory viral infection Chronic nasal congestion (Phase 1b enrolling) Detection of respiratory viral infection Adjunct to IM vaccine * Primary analysis expected early Q2. Full data analysis expected in Q2 2022

Project Milestones

Project	Milestone	Estimated Timing
REVTx-99a: *Intranasal solution for the prevention and/or treatment of respiratory viral infection*	• Preclinical data (in vitro) for SARS-CoV-2 and variants	✓ Q1 2022
	• Preclinical data (in vivo) for SARS-CoV-2 and variants	Q2 2022
	• Phase 2 influenza viral challenge study top line data	Q2 2022
	• Phase 2b viral prophylactic efficacy study[1]	Q4 2022
REVTx-99b: *Intranasal solution for the prevention and/or treatment of chronic nasal congestion*	• Phase 1b allergen challenge top line data	1H 2022
REVTx-200: *Intranasal solution for the improvement of IM vaccinations*	• Establish relation with vaccine development company(s)	1H 2022
	• Study REVTx-200 using established vaccines and nonclinical models	1H 2022
REVDx-501: *Point of care/at-home diagnostic for the detection of respiratory viral infection*	• Identify development and commercialization partner	1H 2022
	• Complete work required for regulatory submission for approval	2H 2022

REVELATION BIOSCIENCES

[1] Including a dose range finding study

4

- REVTx-99a
- REVTx-99b
- REVDx-200
- REVDx-501

How Our Therapeutic Candidates Work



- The active ingredient in our product candidates is Phosphorylated Hexa-Acyl Disaccharide (PHAD)
- We have developed propriety formulations to deliver the active ingredient to the local intranasal cavity



REVTx-99 API
CD14
Extracellular
TLR4
TRAM
TRIF
IKKε
Cytoplasm
TBK1
IRF3
Nucleus
Protective Cytokines
IP-10
MCP-1
GCSF
IFN-α
IFN-β

- *PHAD activates the local innate immune response via stimulation of the TLR4 TRIF pathway*
- Activation leads to the production of protective proteins (cytokines and chemokines) including interferons (IFNs) and interferon related proteins
- The protective proteins act locally in *immediate and nonspecific* ways to:
  - ✓ Blunt the ability of an invading virus to replicate and survive (REVTx-99a)
  - ✓ Recruit the adaptive immune response to the mucosa (REVTx-200)
  - ✓ Deactivate the inflammatory response leading to allergies (REVTx-99b)

REVELATION BIOSCIENCES

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Clinical Data Supports Our Proposed Mechanism of Action Safety x All doses of REVTx - 99 were well tolerated with no significant or serious adverse events x Drug related adverse events were all mild and limited to the local nasal mucosa and included runny nose or mild nasal congestion at the higher doses Biomarkers x REVTx - 99 significantly increased the levels of intranasal IP - 10, a key cytokine that correlates with the desired biologic activity as well as other protective cytokines intranasally in a dose dependent manner x Inflammatory cytokines (e.g., IL - 6) were not upregulated intranasally x No cytokines were not upregulated systemically supporting the concept that REVTx - 99 acts locally 1 A response was defined as a >5 - fold increase in IP - 10. The nostrils meeting the criteria of a response were assigned a 1, those that did not a 0. The percent response rate was calculated by dividing the number of responding nostrils by the total nostril s e xamined. A p - value was calculated using a t - test assuming equal variances comparing placebo to a specific dose group Figure 3. IP - 10 response rate at 50 µg dose 6 Phase 1 Healthy Volunteer Study with REVTx - 99: Summary of Results • REVTx - 99a • REVTx - 99b • REVDx - 200 • REVDx - 501

REVTx - 99a Intranasal Solution for the Prevention of Respiratory Viral Infection

REVTx - 99a Program Highlights • REVTx - 99a has the potential to work broadly vs multiple virus types including influenza and SARS - COV - 2 • Based on a solid scientific foundation backed up by nonclinical and clinical data • IP covering formulations and methods of use filed • Multiple potentially large market and use strategies exist including seasonal and contract prophylaxis • REVTx - 99a • REVTx - 99b • REVDx - 200 • REVDx - 501 8 0 0.5 1 1.5 2 2.5 3 3.5 Virus Control Pre-Treatment with REVTx-99 RAW SIGNAL (OPTICAL DENSITY) Human Primary Bronchial/Tracheal Epithelial Cells Treated with REVTx - 99 1 Hour Pre - SARS - CoV - 2 Delta Infection Cell - ELISA ≥57% reduction in SARS - CoV - 2 specific signal • New therapies with broad antiviral activity are urgently needed • Key opinion leaders have a favorable reaction to REVTx - 99a’s potential • Multiple near - term value driving milestones including: Enrollment complete. Primary analysis expected early Q2. Full data analysis expected in Q2 202 2

- REVTx-99a
- REVTx-99b
- REVDx-200
- REVDx-501

The Importance of Cytokines and Innate Immunity

- Influenza and coronavirus related proteins can block interferon (one type of protective cytokine) production,[1,2] leading to more severe disease[3]
- Interferons have been shown to be effective vs influenza[4] and SARS-COV-2[5] in vitro
- Exogenous interferons given intranasally have been shown to be effective in preventing respiratory viral infections in humans[6], but interferons have drawbacks related to manufacturability and stability

IFN-α is beneficial for reducing clinically confirmed respiratory infection against multiple virus types in humans[6]

Virus	Placebo Group Infection Rate (%)	IFN-α Group Infection Rate (%)
Influenza A	22.6	6.4
Influenza B	15.8	4.3
Parainfluenza A	15.9	4.1
Adenovirus	7.2	3.1
Respiratory Syncytial Virus	2.8	0.8

✓ ***Revelation's therapeutic product candidates significantly increase multiple protective cytokines locally in the nasal mucosa***

REVELATION BIOSCIENCES

[1]Virus Research, 2011, DOI:10.1016/j.viruses.2011.10.017
[2]PLoS ONE, February 1, 2012, DOI:10.1371/journal.pone.0030802
[3]Cell Host & Microbe 19, pg.181–193, February 10, 2016
[4]Emerging Microbes and Infections, Dec 11, 2019 DOI: 10.1080/22221751.2019.1698271
[5]Journal of Biological Chemistry, June 25, 2020 DOI: 10.1074/jbc.AC120.013788
[6]Vaccine, April 2010, DOI:10.1016/j.vaccine.2010.03.062
[7]Bio. Pharmacology Vol. 183, Jan. 2021, 114316 DOI:10.1016/j.bcp.2020.114316

9

- REVTx-99a
- REVTx-99b
- REVDx-200
- REVDx-501

Phase 2 Viral Challenge Study (De-Risking for Phase 3)

Study Title: A Phase 2, study assessing prophylactic efficacy of intranasal REVTx-99a in an H3N2 influenza challenge model in healthy humans

Study Design

- Total number of subjects: 30 (1:1 Placebo vs Treatment)
- REVTx-99a Day -2 and Day -1 (prior to infection) 50 µg single dose (25 µg per nostril)

Study Output

Objective Endpoints (Nasopharyngeal (NP) Swab)	→	Clinical Endpoints (NP Swab + FLU-PRO®)	←	Subjective Endpoints (FLU-PRO®)
Primary: ➢ Area under the curve (AUC) of viral load by RT-qPCR (vp/mL*h) **Secondary/Exploratory*:** ➢ Peak Virus load as AUC (PCR) (vp/mL) ➢ Duration of influenza virus presence (PCR) (hours) ➢ *Viral Load via $TCID_{50}$ (Log10 $TCID_{50}$/mL*h) ➢ Incidence of seroconversion (yes/no)		**Secondary** ➢ Incidence of mild to moderate influenza disease (MMID) defined as presence of virus and at least 1 flu symptom (yes/no)		**Secondary:** ➢ AUC of Total Symptom Score (score*day) ➢ Duration of symptoms (days) ➢ Peak Symptoms Score (≥0.0)

✓ *Enrollment complete. Primary analysis expected early Q2. Full data analysis expected in Q2 2022*

REVELATION BIOSCIENCES

10

- REVTx-99a
- REVTx-99b
- REVDx-200
- REVDx-501

Market Need: REVTx-99a has Multiple Possible Uses with Potentially Large Markets

Seasonal Prophylaxis	Potential Target Population
Seasonal virus prophylaxis (e.g. influenza season)	At Risk Population. For example: • Health care workers • Elderly • Immunocompromised

Situational Prophylaxis	Potential Target Population
REVTx-99 can be taken prophylactically prior to an anticipated potential exposure	General population. For example: • Travelers • Visitors to hospitals, nursing homes

Contact Prophylaxis	Potential Target Population
REVTx-99a can be taken prophylactically to prevent infection if exposed to someone with an active infection	General population. For example: • Family • Coworkers • Visitors to a doctor's office

REVELATION BIOSCIENCES

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REVTx - 99 Value over Time (US) 12 Near - Term Value Inflection Points In the US, RETv - 99 currently has a value of $131 M USD growing rapidly to $1.3 B USD in H2 2024 following FDA approval (Worldwide values are doubled given a standard two - times US to WW conversion factor) $131 $153 $459 $506 $551 $599 $1,018 $1,104 $1,288 $1,366 $1,432 $1,502 $1,560 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 H2 2021 H1 2022 H2 2022 H1 2023 H2 2023 H1 2024 H2 2024 H1 2025 H2 2025 H1 2026 H2 2026 H1 2027 H2 2027 Asset Value ($mm) RVL - VRL01/RVL - CLR01 Initiation/Phase II/III Initiation Phase II/III Completion/NDA Initiation NDA Completion • Currently, in the US, REVTx - 99 has an rNPV value of $131 M • The value of REVTx - 99 increases to $1.02 B after completion of the pivotal Registrational Trial in H2 2024 Source: Destum Partners Research • REVTx - 99a • REVTx - 99b • REVDx - 200 • REVDx - 501

KOL Reactions to REVTx - 99a KOLs have favorable reactions to REVTx - 99a and were excited about its potential for use as a prevention for multiple types of viral infection 13 “It looks very compelling. It certainly addresses a lot of viral pathogens. The key one right now is COVID, but this potentially gives clinicians in an outpatient setting at least something to offer a patient other than what we’ve been doing, which isn’t much - so this is encouraging.” Family Medicine, AZ “From the data provided, I think the prevention data is more promising than efficacy for treatment. The reduction of disease course by one day is a moderate reduction.” Family Medicine, CA “The fact it can treat a multitude of viruses is a huge deal. A lot of places make the [treatment] decision without having a multi - viral PCR, so that’s a huge deal.” Disease Specialist, NC “The thing that strikes me most is that prevention seems to be more promising than treatment in reduction of risk to ¼ that of placebo. As far as treatment, it shows maybe a mild improvement. It looks like it’s a bit helpful but not as much as I would expect.” Internal Medicine, TX “So, if we have the data that shows it prevents transmission but also treats the infection with the given dose and course of 1 - 5 days, this would be a miracle drug.” Infectious Disease, VA Source: Destum Partners Research • REVTx - 99a • REVTx - 99b • REVDx - 200 • REVDx - 501

REVTx - 99b Intranasal Solution For the Prevention and/or Treatment of Chronic Nasal Congestion

- REVTx-99a
- REVTx-99b
- REVDx-200
- REVDx-501

REVTx-99b Program Highlights

- New nonsteroidal therapies for allergies are urgently needed
- Development rationale based on a solid scientific foundation
  - Eotaxin, an inflammatory cytokine, propagates allergies and inflammation through binding to the CCR3 receptor, which is expressed on a range of different cell types
  - IP-10, produced via REVTx-99b stimulation, binds to CCR3 and will directly compete with eotaxin binding CCR3, limiting immediate inflammation providing rapid relief
  - In addition, TRIF stimulation biases toward a Th1 cellular responses (protective), versus a Th2 cellular response (inflammatory) potentially resulting in sustained relief
- IP covering formulations and methods of use filed
- *Topline data from Phase 1b allergen challenge study evaluating prevention and treatment effects of REVTx-99b anticipated in 1H 2022*



No REVTx-99b
SOURCE
Epithelial cells
Fibroblasts
Macrophages
Chondrocytes
Eotaxin-1 / CCL11
CCR3
TARGET
Eosinophils
Th2 lymphocytes
Basophils
Mast cells
PATHOLOGICAL EFFECTS
Asthma
Allergy
Eosinophilic gastroenteritis
With REVTx-99b
SOURCE
Epithelial cells
Fibroblasts
Macrophages
Chondrocytes
IP10
Eotaxin-1 / CCL11
CCR3
TARGET
Eosinophils
Th2 lymphocytes
Basophils
Mast cells
PATHOLOGICAL EFFECTS
Asthma
Allergy
Eosinophilic gastroenteritis

REVELATION BIOSCIENCES

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Phase 1b Nasal Challenge Study (RVL - CLR01) Study Title: Effect of REVTx - 99b on Nasal Challenge with Allergen in Participants with Chronic Rhinosinusitis without Polyps Milestones • Enrollment up to 28 participants, randomized 1:1 across 4 cohorts • This will be a Phase 1b, randomized, double - blind, placebo - controlled, crossover design • Enrollment up to 28 participants, across 2 drug regimen investigations (Part 1 and Part 2) • Part 1 (pre - challenge study), n=14, randomized 1:1 between 2 cohorts (7 per cohort) that will complete both treatment arms (REVTx - 99b and placebo) in a crossover manner • Part 2 (post - challenge study), n=14, randomized 1:1 between 2 cohorts (7 per cohort) that will complete both treatment arms (REVTx - 99b and placebo) in a crossover manner Study Design • Primary Objective: To evaluate the effects of REVTx - 99b versus placebo on nasal symptoms elicited by nasal allergen challenge (NAC) administered after study drug administration (Part 1) and before study drug administration (Part 2) • Primary Endpoint: Area under the curve (AUC) TNSS (0 - 60 minutes after NAC) Objective and Primary Endpoints Status and Timing x Study initiated in Q4 2021. Top - line data anticipated in 1H 2022 16 • REVTx - 99a • REVTx - 99b • REVDx - 200 • REVDx - 501

REVTx - 200 Intranasal Solution for Improved Intramuscular (IM) Vaccination

- REVTx-99a
- REVTx-99b
- REVDx-200
- REVDx-501

REVTx-200 Program Highlights

- REVTx-200 is being developed as an intranasal adjunct to intramuscular vaccines to produce a superior, more complete immunization
- Development rationale
  - ➢ IM vaccination typically results in a robust immune response imparting systemic immunity, but elicitation of a weak mucosal response
  - ➢ REVTx-200 stimulates the mucosal immune response to induce production of secretory IgA, cytokines, and chemokines, which in turn recruit vaccine-specific T and B cells to the mucosal space, further enhancing the protection of the selected vaccine

✓ *REVTx-200 has the potential to be used with most respiratory viral vaccines currently in use or being developed*

- ➢ Identify and work with multiple partners with existing vaccines to evaluate REVTx-200 nonclinically in 1H 2022
- ➢ Strong scientific advisory board formed to guide this effort
- ➢ IP covering formulation and methods of use filed

REVELATION BIOSCIENCES

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Phase 1 Clinical Data Supports Mechanism of Action MCP - 1 and IFN - ࢽ tracked with IP - 10 0 20 40 60 80 100 120 0 200 400 600 800 1000 1200 0 50 100 150 200 MCP - 1, IFN - g (pg/mL) IP10 (pg/mL) Time (hours) IP10-Right MCP1-Right IFN-g-Right 50 µg N: 11 Rate: 27% P: 0.05 0% 5% 10% 15% 20% 25% 30% Placebo 50 ug Percent of Nostrils with >4.5 - fold change from Baseline Placebo N: 24 Rate: 4% IL - 7 • IL - 7, another TRIF protective cytokine trended in the right direction • IL - 7 is responsible for B and T cell development • MCP - 1 and IFN - ࢽ , TRIF protective cytokines • At higher doses, MCP - 1 and IFN - ࢽ were also observed and tracked well with IP - 10 - - 19 • REVTx - 99a • REVTx - 99b • REVDx - 200 • REVDx - 501

Strong Scientific Advisory Board Formed Catherine Blish M.D., Ph.D. Dr. Blish is a Professor of Medicine and Immunology and the Associate Dean for Basic and Translational Research at the Stanford University School of Medicine . Her research is dedicated to learning how to harness the immune system to prevent and cure diseases. Her lab studies host - pathogen interactions, with a particular focus on innate immune responses to a diverse array of pathogens including HIV, dengue virus, influenza, tuberculosis, and SARS - CoV - 2. Joseph A. Bellanti , M.D. Dr. Bellanti is a Professor of Pediatrics and Microbiology and Immunology and Director of the International Center for Interdisciplinary Studies of Immunology (ICISI) at Georgetown University Medical Center. Dr. Bellanti’s investigative efforts have focused on antimicrobial research, evaluation of new vaccine strategies and developmental immunology. This work resulted in a succession of seminal research contributions including the characterization of the IgM response of the newborn, the identification of the antiviral role of secretory IgA in respiratory secretions and the cellular immune responses to viral infections following immunization or natural infection. Paul Spearman M.D. Dr. Paul Spearman is a Professor in the Department of Pediatrics at the University of Cincinnati School of Medicine, Director of the Division of Infectious Diseases and Albert B. Sabin Chair in Pediatric Infectious Diseases at Cincinnati Children’s Hospital Medical Center. His lab studies focus on fundamental aspects of HIV biology and pathogenesis. In addition, he is directing vaccine trials for adults and children, which extends his research beyond HIV to Ebola, SARS - CoV - 2 and other pathogens. His team is currently developing virus - like particle vaccines for Ebola, HIV and SARS - CoV - 2. Dr. Spearman is a member of the Leadership Group for the Infectious Diseases Clinical Research Collaborative, which aligns with the Division of Microbiology and Infectious Diseases within the National Institute of Allergy and Infectious Diseases. 20 • REVTx - 99a • REVTx - 99b • REVDx - 200 • REVDx - 501

REVDx - 501 Rapid Testing kit for Viral Infection

- REVTx-99
- REVTx-200
- REVDx-501

REVDx-501: Rapid Test Kit for Viral Infection

Overview

- REVDx-501 (REVID™) is a diagnostic device in development for the detection of respiratory viral infection (SARS-CoV-2, influenza A and B, parainfluenza, etc.)
- REVDx-501 detects IP-10, a key cytokine that is upregulated in nasal and oral secretions at the onset of respiratory viral infection
- Easy to use and understand kit that can be deployed anywhere
  - Lateral flow format (similar to a pregnancy test kit)
  - No equipment required to read
  - Sample collected by simple swab of the lower portion of the nostril (nares)
- Inexpensive and easy to manufacture
- Rapid point-of-care (POC) results: <15 minutes
  - Allows for repeated or daily testing
- Kit design minimizes assignment of false negative:
  - Results correlate well with PCR for COVID-19 (100% positive agreement for replicating virus)
- Complete work required for regulatory submission for approval2H 2022

The REVID™ Device



Sample pad
Test Line
Sample Control Line
Assay Control Line
Approximately ½ inch

- Test Line (red): If present, indicates viral infection
- Sample Control Line (navy blue): demonstrates sample properly collected
- Assay Control Line (red): demonstrates device works

REVELATION BIOSCIENCES
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Financial Overview

24 Beneficial holders Percent George Tidmarsh, M.D., Ph.D. 13.5% All other management 11.0% Total management 24.5% AXA IM Prime Impact Fund 13.8% Petra Investment Holdings, LLC 12.4% Armistice Capital 9.1% LifeSci Venture Partners II, LP & Affiliates 7.3% Monashee Investments 6.4% Cap Table Shares Common Stock 14,237,339 Public Warrants (REVBW) 7,278,151 Warrants 2 7,643,655 Roll - over RSU’s 460,706 Equity Pool (available for grant) 1,294,421 Fully Diluted 30,914,272 24.5% 49.0% 26.5% Ownership Based on Current Outstanding Common Stock Management Institutional Public Financial Overview • Pro forma cash at 9/30/2021 of $8.4 million 1 • Recently closed a $7.76 million PIPE 1 1. Pro forma cash of $8.4M from the 9/30/2021 proforma financials filed as exhibit 99.1 in the Company’s 8 - K dated 1/14/2022 and gr oss proceeds of $7.76M from the Company’s recent PIPE details of which can be found in the Company’s 8 - K filed on 1/27/2022. 2. Includes (i) 3,233,446 Petra Private Warrants w/exercise of $11.50, (ii) 167,867 Roll - over Warrants w/exercise of $2.68, (iii) 1,293,541 Prefunded Warrants w/exercise of $0.00001, (iv) 2,586,667 Common Stock Warrants w/exercise of $3.29, and (v) 362,134 Placement Agent Warrants w/exercise of $3.29.

For more information please visit www.revbiosciences.com Thank you!